Quarterly Holdings Report
for
Fidelity® Real Estate Equity Central Fund
June 30, 2025
REE-NPRT3-0825
1.9862252.110
Common Stocks - 98.9%
	Shares	Value ($)
UNITED STATES - 98.9%
Real Estate - 98.9%
Health Care REITs - 14.3%
CareTrust REIT Inc	200,200	6,126,120
Ventas Inc	980,894	61,943,456
Welltower Inc	348,066	53,508,186
		121,577,762
Hotel & Resort REITs - 2.3%
Ryman Hospitality Properties Inc	201,300	19,862,271
Industrial REITs - 14.3%
Americold Realty Trust Inc	732,800	12,186,464
Prologis Inc	775,137	81,482,402
Rexford Industrial Realty Inc	408,000	14,512,560
Terreno Realty Corp	248,516	13,934,292
		122,115,718
Office REITs - 2.7%
Douglas Emmett Inc	1,504,800	22,632,192
Real Estate Management & Development - 2.0%
Jones Lang LaSalle Inc (a)	37,500	9,591,750
Zillow Group Inc Class C (a)	113,600	7,957,679
		17,549,429
Residential REITs - 17.9%
Camden Property Trust	86,600	9,758,954
Essex Property Trust Inc	120,119	34,041,725
Invitation Homes Inc	928,740	30,462,672
Mid-America Apartment Communities Inc	168,400	24,924,884
Sun Communities Inc	248,900	31,483,361
UDR Inc	539,482	22,027,050
		152,698,646
Retail REITs - 14.9%
Curbline Properties Corp	419,500	9,577,185
Federal Realty Investment Trust	181,400	17,231,186
Macerich Co/The	1,243,700	20,123,066
NNN REIT Inc	641,100	27,682,698
SITE Centers Corp	403,750	4,566,413
Tanger Inc	911,900	27,885,902
Urban Edge Properties	1,087,100	20,285,286
		127,351,736
Specialized REITs - 30.5%
American Tower Corp	49,000	10,829,979
CubeSmart	660,719	28,080,558
Digital Realty Trust Inc	158,600	27,648,738
Equinix Inc	105,038	83,554,578
Four Corners Property Trust Inc	1,045,400	28,131,714
Iron Mountain Inc	335,100	34,371,207
Public Storage Operating Co	160,800	47,181,936
		259,798,710
TOTAL REAL ESTATE		843,586,464

TOTAL COMMON STOCKS (Cost $720,362,425)		843,586,464

Money Market Funds - 0.5%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (b) (Cost $4,302,868)	4.32	4,302,007	4,302,868

TOTAL INVESTMENT IN SECURITIES - 99.4% (Cost $724,665,293)	847,889,332
NET OTHER ASSETS (LIABILITIES) - 0.6%	4,955,467
NET ASSETS - 100.0%	852,844,799

Legend

(a)	Non-income producing
(b)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	10,789,858	66,855,322	73,342,312	171,084	-	-	4,302,868	4,302,007	0.0%
Fidelity Securities Lending Cash Central Fund	7,200	5,065,745	5,072,945	821	-	-	-	-	0.0%
Total	10,797,058	71,921,067	78,415,257	171,905	-	-	4,302,868

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Directors (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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